UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2021

Vista Outdoor Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36597	47-1016855
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Vista Way, Anoka, MN (Address of principal executive offices)	55303 (Zip Code)

(763) 433-1000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.01	VSTO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01.	Entry into a Material Definitive Agreement.

Indenture and 4.500% Senior Notes due 2029

On March 3, 2021, Vista Outdoor Inc. (the “Company”) completed its private offering of $500 million aggregate principal amount of its 4.500% Senior Notes due 2029 (the “Notes”). The Notes were issued pursuant to an indenture dated as of March 3, 2021 (the “Base Indenture”), as supplemented by the supplemental indenture dated as of March 3, 2021 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”) among the Company, certain subsidiaries of the Company party thereto (the “Guarantors”) and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”).

The Notes have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and, unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Notes were offered and sold only to qualified institutional buyers pursuant to Rule 144A under the Securities Act and to non-U.S. persons outside the United States pursuant to Regulation S under the Securities Act.

The Notes will mature on March 15, 2029. Interest on the Notes accrues at the rate of 4.500% per annum and is payable semi-annually in arrears on March 15 and September 15 of each year, commencing on September 15, 2021.

The Notes will be fully and unconditionally guaranteed, jointly and severally, on a senior unsecured basis by each of the Company’s existing and future domestic restricted subsidiaries that incurs or guarantees indebtedness under the Company’s existing ABL credit facility or that guarantees certain other indebtedness of the Company or any Guarantor in an aggregate principal amount in excess of $75.0 million (the “Guarantees”).

The Notes and the Guarantees are the Company’s and the Guarantors’ senior unsecured obligations, respectively and rank equally in right of payment with all of the Company’s and the Guarantors’ existing and future senior unsecured indebtedness and senior in right of payment to all of the Company’s and the Guarantors’ existing and future subordinated indebtedness.

At any time prior to March 15, 2024, the Company may redeem all or a part of the Notes, at a redemption price equal to 100% of the principal amount of the Notes redeemed plus the applicable “make-whole” premium as of, and accrued and unpaid interest, if any, to, but excluding, the date of redemption. On and after March 15, 2024, the Company may redeem the Notes, in whole or in part, at the redemption prices specified in the Indenture, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption. Additionally, until March 15, 2024, the Company may redeem up to 40% of the original amount of the Notes at any time and from time to time with the net cash proceeds of certain equity offerings at a price equal to 104.500% of the principal amount of the Notes redeemed, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption.

If a Change of Control (as defined in the Indenture) occurs, each holder of Notes will have the right to require the Company to purchase all or a portion of its Notes at a purchase price equal to 101% of the principal amount of the notes, plus accrued and unpaid interest, if any, to, but excluding, the date of purchase.

The Indenture contains covenants that, among other things, limit the ability of the Company and its restricted subsidiaries to (i) incur or permit to exist certain liens, (ii) sell, transfer or otherwise dispose of assets, (iii) consolidate, amalgamate, merge or sell all or substantially all of our assets, (iv) enter into transactions with affiliates, (v) enter into agreements restricting our subsidiaries’ ability to pay dividends, (vi) incur additional indebtedness, (vii) pay dividends or make other distributions or repurchase or redeem our capital stock, (viii) prepay, redeem or repurchase certain debt and (ix) make loans and investments. These covenants are subject to a number of exceptions, limitations and qualifications as set forth in the Indenture.

The Indenture provides for customary events of default (subject, in certain cases, to customary grace periods), which include nonpayment on the Notes, breach of covenants in the Indenture, payment defaults or acceleration of other indebtedness over a specified threshold, failure to pay certain judgments over a specified threshold and certain events of bankruptcy and insolvency. Generally, if an event of default occurs, the trustee under the Indenture or holders of at least 30% of the aggregate principal amount of all then outstanding Notes of the applicable series may declare the principal, premium, if any, interest and any other monetary obligations on all the then outstanding Notes of such series to be due and payable immediately.

The foregoing descriptions of the Indenture and the Notes are qualified in their entirety by reference to the actual terms of the respective documents. Copies of the Base Indenture, the Supplemental Indenture and the form of the Notes are attached as Exhibits 4.1, 4.2 and 4.3 hereto, respectively, and each is incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 under the heading “Indenture and 4.500% Senior Notes due 2029” is incorporated by reference into this Item 2.03

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibit No.	Exhibit

4.1	Indenture, dated as of March 3, 2021, among Vista Outdoor Inc., the subsidiaries of Vista Outdoor Inc. party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2	Supplemental Indenture, dated as of March 3, 2021, among Vista Outdoor Inc., the subsidiaries of Vista Outdoor Inc. party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.3	Form of 4.500% Senior Note due 2029 (included as Exhibit A to the Supplemental Indenture filed as Exhibit 4.2).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTA OUTDOOR INC.

By:	/s/ Dylan S. Ramsey
	Name:	Dylan S. Ramsey
	Title:	VP, General Counsel & Corporate Secretary

Date:  March 3, 2021